Exhibit 99.3
April 2026 QVC Group, Inc. Cleansing Exhibit

November 2025 QVC Group, Inc. Management Presentation 5 Year Financial Projections

3 Disclaimer By accepting this presentation, recipients acknowledge that they have read, understood and accepted the terms of this disclaimer. This presentation is subject to the confidentiality provisions set forth in the recipients’ applicable non-disclosure agreements. This presentation is the property of, and contains the proprietary and confidential information of QVC GROUP, INC. and its subsidiaries (collectively, the "Company"). This presentation is being provided for informational purposes only and is intended solely to facilitate a discussion with the recipient. No representation or warranty, express or implied, is or will be given by the Company or its affiliates, directors, officers, partners, employees, agents or advisers or any other person as to the accuracy, completeness, reasonableness or fairness of any information contained in this presentation and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. No information included in this presentation constitutes, nor can it be relied upon as, legal, tax, investment or other advice. Any statement herein regarding tax matters was written in connection with the promotion or marketing of the matters described herein and was not intended or written to be used, and cannot be used by any person, for the purposes of avoiding tax-related penalties under federal, state or local tax law. Recipients should consult their independent advisors. This presentation should not be relied upon for the purpose of evaluating the performance of the Company or for any other purpose, and neither the Company nor any of its affiliates, directors, officers, partners, employees, agents or advisers nor any other person, shall be liable for any direct, indirect or consequential liability, loss or damages suffered by any person as a result of this presentation or their reliance on any statement, estimate, target, projection or forward-looking information in or omission from this presentation and any such liability is expressly disclaimed. In all cases, interested parties should conduct their own investigation and analysis of the Company and the information contained herein. This presentation should not be considered as a recommendation by the Company or any affiliate or other person in relation to the Company or any of its subsidiaries, nor does it constitute an offer to sell or a solicitation for an offer to buy the securities, assets or business of the Company, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction or pursuant to an exemption therefrom. This presentation shall not form the basis of any contract. Any references to any future or proposed transaction are for illustrative purposes only and the terms of any such transaction should it occur may be materially different than the terms in this presentation. This presentation contains forward-looking statements that are subject to risks, uncertainties and other factors. All statements other than statements of historical fact or relating to present facts or current conditions included in this presentation are forward-looking statements. Forward-looking statements give the Company’s current expectations and projections relating to the Company’s financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “seek,” “plan,” “intend,” “believe,” “contemplate,” “assume,” “will,” “may,” “could,” “would,” “continue,” “likely,” “should,” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events, but not all forward-looking statements contain these identifying words. Risks, uncertainties and other factors may cause future results to differ materially from these forward-looking statements, and potentially adversely from the historical results contained herein. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC, including the section titled "Risk Factors" in the Company's Annual Report on Form 10-K, that are available at www.sec.gov. You are cautioned not to place undue reliance on the utility of the information in this presentation as a predictor of future performance of the Company, as projected financial and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond the Company’s control. All information herein speaks only as of (1) the date hereof, in the case of information about the Company and (2) the date of such information, in the case of information from persons other than the Company. The Company does not undertake any duty to update or revise the information contained herein, publicly or otherwise. The Company has not independently verified any third-party information and makes no representation as to the accuracy or completeness of any such information. THIS PRESENTATION MAY CONTAIN MATERIAL, NON-PUBLIC INFORMATION WITHIN THE MEANING OF THE UNITED STATES FEDERAL SECURITIES LAWS WITH RESPECT TO THE COMPANY AND ITS SUBSIDIARIES AND THEIR RESPECTIVE SECURITIES. The recipient is aware that applicable securities laws restrict any person who has material, non-public information about a company from purchasing or selling securities of such company (and options, warrants and rights relating thereto) and from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Accordingly, the recipient agrees not to purchase or sell such securities in violation of any such laws, including without limitation, securities of the Company. This presentation includes Adjusted OIBDA, which is a non-GAAP financial measure, together with a reconciliation to operating income, as determined under GAAP. QVC Group defines Adjusted OIBDA as operating income (loss) plus depreciation and amortization, stock-based compensation, and where applicable, separately identified impairments, litigation settlements, restructuring, penalties, acquisition-related costs, fire related costs, net (including Rocky Mount inventory losses), and (gains) losses on sale leaseback transactions. QVC Group believes Adjusted OIBDA is an important indicator of the operational strength and performance of its businesses by identifying those items that are not directly a reflection of each business’s performance or indicative of ongoing business trends. In addition, this measure allows management to view operating results and perform analytical comparisons and benchmarking between businesses and identify strategies to improve performance. Because Adjusted OIBDA is used as a measure of operating performance, QVC Group views operating income as the most directly comparable GAAP measure. Adjusted OIBDA is not meant to replace or supersede operating income or any other GAAP measure, but rather to supplement such GAAP measures in order to present investors with the same information that QVC Group's management considers in assessing the results of operations and performance of its assets.

Glossary

ACROYNYM	TERM	DEFINITION
FAST	Free Ad-Supported Streaming TV	Streaming TV channels that are free to watch and supported by ads (e.g. Pluto TV, Tubi)
-	Gross Margin / Profit	Net revenue less total COGS (including product and fulfillment / supply chain costs)
-	Initial Margin	Gross shipped sales costs less product merchandise costs only
-	Linear TV	Television content that is scheduled and viewed via satellite or cable networks according to set programming times, rather than being streamed on-demand to individual users
LTA	Last Touch Attribution	Assigns all credit of conversion to the final interaction a customer had with a brand before making a purchase or taking an action
MAU	Monthly Active Users	Pertains to QVC's streaming services and is the number of unique households that watched for any length of time during the month
MTA	Multi Touch Attribution	Assigns credit of conversion to multiple touchpoints a customer interacted with along their journey such as display ads, emails, social media, and search, based on their influence
MVPD	Multichannel Video Programming Distributor	Traditional cable or satellite TV providers offering multiple channels (e.g., Comcast, DirecTV)
MVPD distro	MVPD Distribution	The distribution of TV content through traditional cable / satellite platforms
OIBDA	Operating Income Before Depreciation and Amortization	Operating income (loss) plus depreciation and amortization, stock-based compensation, and where applicable, separately identified impairments, litigation settlements, restructuring, penalties and fire related costs, net (including Rocky Mount inventory losses), and gains on sale of assets and leaseback transactions
OnO	Own and Operate	Company owns and directly manages the channel or platform via ap (e.g. Netflix, Prime Video). For QVC, this is the QVC streaming app
OTA	Over-The-Air	Method of broadcasting television signals that are received by an antenna
PL	Private label	Private label
-	Product Margin	Net Revenue less all product-related costs (product merchandise COGS, returns COGs). Excludes impact of fulfillment / supply chain costs such as freight, warehouse, and obsolescence expenses
ROAS	Return on Advertising Spend	Measures the revenue generated for every dollar spent on advertising
-	Scripted	Programming on 5 QVC / HSN channels
-	Shipped Margin	Gross shipped sales less product merchandise costs only measured as a % of Gross Shipped Sales
-	Streaming channel	Includes vMVPD, Fast, and OnO
-	Unscripted	QVC.com or phone orders which are not tagged to an aired show
vMVPD	Virtual MVPD	Online services that stream live TV channels w/o cable (e.g., YouTube TV, Hulu + Live TV)

4

5 Executive Team Today’s presenters Bill Wafford Chief Administrative Officer & Chief Financial Officer David Rawlinson II President & Chief Executive Officer

EDIT SUBTITLE TEXT 6 Executive summary Business overview Business overview Phase 1: Project Athens Phase 1: Project Athens Phase 2: WIN strategy Phase 2: WIN strategy Financial overview Financial overview Appendix Appendix

7 Executive summary An on-going turnaround story QVC Group, Inc. (“QVCG”) was founded on traditional linear TV, which is now in decline as consumer attention fragments and shifts to digital, streaming, and social platforms ▪ QVCG’s 2-phase turnaround is well underway, but 2 years away from full realization — Phase 1: Project Athens (complete): reset cost and margin base of the business — Phase 2: WIN strategy (on-going): return the business to growth. The WIN strategy recognizes that cost cutting has limits, and negative operating leverage is pronounced in this business. Therefore, the only way to maximize long-term value is to achieve revenue stability and sustainable levels of OIBDA ▪ QVCG must do the following to successfully implement the WIN strategy: 1) Grow social and streaming revenue in the U.S. 2) Sustain the shrinking, but high cash flow U.S. linear distribution channels 3) Retain relatively flat revenue and profit from the international businesses 4) Capture incremental opportunities in cost and margin across the enterprise 5) Maximize value realization from Cornerstone Brands ▪ These five priorities create the path to top and bottom-line growth starting in 2028, while keeping OIBDA above $600M 1 2 3 4 5 6 7 8 9 10 12 11

8 COVID-19 $2,154 $2,029 $2,198 $2,080 $1,074 $1,103 90 84 77 71 63 57 51 47 0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 $0 $500 $1,000 $1,500 $2,000 $2,500 2018 2019 2020 2021 $1,064 2022 2023 2024 $795 2025 Consolidated QVCG Adj. OIBDA ($M) US MVPD Subscribers (M) Executive summary (cont.) A B C D F Tariffs Zulily was purchased in 2015 for ~$2.3bn but proved to be an unprofitable acquisition and was later divested in 2023 Business operations have faced multiple challenges in recent years 2017 HSN acquisition A Disruptive HSN move Notes: 1. Includes Zulily for 2022 and 2023. 2. Net Leverage as of LTM Q3’25. — Linear TV viewership has continued to decline, putting pressure on revenue and profitability in our core QxH business — Supply chain crisis during COVID — Rocky Mount distribution center fire in Dec 2021 — Sale lease back of existing facilities with $67M annual impact — Zulily disposition — Tariff impact and disruption of HSN + QVC campus consolidation A B C D F Net Debt & Pref.: Net Leverage: $6,938 $6,675 $7,097 $7,557 $6,886 $6,088 $5,864 $6,070 3.2x 3.3x 3.2x 3.6x 6.5x 5.7x 5.3x 6.8x2 1 1 E E Project Athens was launched in early 2022 to combat the cord-cutting and business headwinds, which helped to temporarily overcome profit headwinds QVCG historical timeline of significant events, OIBDA and MVPD subscriber count ($, in M)

9 5-Year Business Plan Forecast ($, in M) Executive summary (cont.) ▪ QVCG’s business is transforming as linear subscriber count declines, and social media channels deliver rapid and sustainable growth. Revenue and OIBDA are expected to stabilize in 2027 as our scaled social platform revenue growth offsets declines in the Linear business Notes: 1. Excludes Zulily for 2022 and 2023. 2. QVCG includes corporate and other costs. 3. Includes $30M of estimated OIBDA impact from potential capital structure transaction-related operating disruption in Q1’26. 11,200 10,613 10,037 9,208 8,567 8,455 8,578 8,829 2022 2023 2024 2025 2026 2027 2028 2029 -5% -5% -8% -7% -1% +1% +3% 1,161 1,115 1,103 795 618 608 617 653 2028 7% 2027 7% 2026 7% 2025 9% 2023 2024 10% 11% 2022 10% 2029 7% -4% -1% -28% -22% -2% +2% +6% ▪ With ~$6B in net debt and preferred equity, our business can no longer sustain a capital structure built for a past era of TV and a low tariff environment ▪ We are taking steps to recapitalize our balance sheet so we can stay strong and competitive, even as we face significant challenges ahead QVCG OIBDA & Margin 1, 2, 3 QVCG Revenue ($, in M) 1, 3 ($, in M)

EDIT SUBTITLE TEXT 10 Executive summary Executive summary Business overview Phase 1: Project Athens Phase 1: Project Athens Phase 2: WIN strategy Phase 2: WIN strategy Financial overview Financial overview Appendix Appendix

11 FY 2025E $9.2B Revenue $795M Adj. OIBDA ~14K Employees 92M 124M $6.8B $2.4B $1.1B 7.9M 4.0M 2.0M 111M Revenue Customers Households Revenue1 OIBDA1 Customers2 Households3 $6.0B $554M 7.2M 88M $2.3B $293M 3.9M 114M $930M $15M 1.8M N/A Notes: 1. All Net Revenue, Adj. OIBDA figures are FY25E; QVC Group OIBDA includes a portion of group corporate costs. 2. Customer figure is based on LTM June 2025. Excludes new customers from TikTok shop (~605K YTD through October). 3. QVC/HSN/QI Household distribution / subscribers as of June 2025. BUSINESS OVERVIEW QxH QI CBI

BUSINESS OVERVIEW

Our customers love us, have high engagement and buy a lot with us

Leading customer loyalty and engagement	**90%** Retention of existing QxH customers[1]	**18** Avg units a year per existing QxH customer[2]
Large-scale content creation and distribution	**40K+** Hours of content produced per year on 20+ soundstages[3]	**63B+** Minutes viewed per year on 5 US QxH TV networks[2]
Sophisticated brand and merchandising expertise	**~400K** Products in our retail ecosystem[3]	**30%+** Sales from proprietary & exclusive brands[3]
High volume sales and fulfillment capabilities	**~$900** Average annual spend per existing QxH customer[4]	**130M+** Units shipped to customers in FY2024[4]




tarte
face tape



Notes: Statistics represent QxH business.
1. Average based on 365-day retention at QVC, weighted by customer base size as of June 30, 2025.
2. LTM ending July 2025 reflecting vMVPD and MVPD.
3. QxH LTM ended September 30, 2024.
4. As of fiscal year ended December 31, 2024.

12

13 QxH has ~50% avg. shipped margin across product categories 824 1,273 1,005 844 635 672 597 302 157 0 20 40 60 80 0 500 1,000 1,500 Accessories & Footwear Apparel Beauty Culinary Electronics & Floorcare Home Décor Home Innovations Jewelry Others 2025 Gross Sales Notes: 1.Gross sales are derived from the FY25 OTB Plan, which generally corresponds with the FY25 business plan. 2.Shipped margin reflects year-to-date figures as of 9/28/25. BUSINESS OVERVIEW Notable brands on QVC QxH revenue by product category1 ($, in M) QxH Average Shipped Margin 2

i 14 Our multiple channels to engage customers Linear TV STREAMING SERVICES that provide destinations/portals for "live" & "live-like" shopping experience Primary Delivery: Streaming services/ integrated TV apps/mobile apps Established/Emerging Players: SOCIAL PLATFORMS (established and new) that are leveraging “live” & “live-like” experiences to enhance their commerce growth Primary Delivery: Mobile apps Established/Emerging Players: DEDICATED LINEAR CHANNELS with "live" & "live-like" shopping experiences Primary Delivery: Cable services or OTA Established Players: TRADITIONAL ECOMMERCE enhanced by "live" & "live-like" experiences Primary Delivery: websites/apps of pure play & brick/mortar retail Social Linear Streaming Digital Omni channel customer reach Notes: 1. Exclude CBI stores and catalogue. BUSINESS OVERVIEW

15 We have on-going relationships with over 100+ celebrities BUSINESS OVERVIEW

BUSINESS OVERVIEW

Our global footprint

We operate across three continents with 30% of Adj. OIBDA[1] generated outside the US

QVC US

US[2]: $7,638M FY'24 Revenue / $801M FY'24 Adj. OIBDA


Franconia, NH
Bethlehem, PA
West Chester, PA
Butler County, OH
Warren County, OH
Suffolk, VA
Piney Flats, TN
Rocky Mount
Florence, SC
Ontario, CA
Phoenix, AZ
St. Petersburg, FL
Legend
Corporate HQ
Distribution Center
Multi-functional
Office
CBI
QxH
QVC – International
Active
Recently Closed

QVC International

JP[3]: $870M FY'24 Revenue

Others: $743M FY'24 Revenue


Chiba, Japan
Knowsley, UK
London, UK
Düsseldorf, Germany
Hückelhoven, Germany
Brugherio, Italy

Germany: $785M FY'24 revenue

Notes:
1. OIBDA numbers exclude corporate overhead.
2. 34 CBI stores are excluded from the map.
3. 40% owned by Mitsui through JV agreement.

16

BUSINESS OVERVIEW

Rocky Mount fire

2021 fire at Rocky Mount fulfilment center significantly impacted QVC operations and finances

Background

- On December 18, 2021, the Rocky Mount (NC) fulfillment center had a catastrophic fire. The fire was the largest structural fire in NC history
- The facility was QVC's 2nd largest. It processed ~25%-30% of volume for QVC & HSN and was the primary returns center for hard goods



Financial and operational impact

- QVC diverted inbound orders, leveraged its existing fulfillment centers and supplemented these facilities with short-term leased space
  - The Company experienced impaired delivery times and had to outsource returns processing resulting in higher-than-expected warehouse and logistics costs
- QVC lost over 1M customers and more than $500M in revenue due to compromised product and service availability
- QVC recorded $134M and $95M in loss on inventory in 2021 and 2022, $87M in loss on fixed assets in 2021, and $29M and $62M in other fire-related costs in 2021 and 2022

Recovery efforts

- ✓ Sold the Rocky Mount facility in 2023 and invested in expanding capacity and increasing throughput at other facilities
- ✓ Resumed in-house returns processing and improved delivery times to better than pre-Rocky Mount levels
- ✓ Received a total of $660M in insurance proceeds
- ✓ QVC has efficiently managed the operational and financial challenges resulting from the fire

17

18 Turnaround initiatives ▪ We have taken numerous actions to mitigate top-line erosion and support profitability, including: ✓ Delivered over $500M of annual Adj. OIBDA impact via Project Athens ✓ Implemented additional workforce optimization program in Q1-2025 ✓ Outsourced majority of IT activities ✓ Increased bonus targets, resulting in payouts substantially below targets ✓ Executed on sale leasebacks ✓ Reduced net debt by approximately $1.5B since 2021 ✓ Divested the Zulily business in 2023 ✓ Exited HSN’s headquarters in St. Petersburg, FL and consolidated primary corporate and studio operations to West Chester, PA ✓ Deployed various tactics to mitigate the impact of tariffs including: negotiating costs with suppliers, sourcing from low-cost countries, optimizing product mix and pricing actions ▪ Most importantly for the company’s long-term strategic outlook, we are building a scalable social and streaming business from the ground up to be a leader in the new world of social shopping BUSINESS OVERVIEW

19 Business risks Possible risks emerge during the projection period Further linear decline rate Marketing ROAS improvement Customer reaction from restructuring Add additional risks; we can remove the descriptions 1) Continued Cost cutting impact on business 2) Mitsui JV 3) Tikok Sale – potential changes in algorithm 4) Japan financial performance 5) Employee Retention / stability 6) Vendor supply chain risk – loss of celebrity partners Continued cost cutting impact on business Vendor supply chain risk – loss of celebrity partners Employee retention / stability Japan financial performance TikTok sale implications Additional tariff risk BUSINESS OVERVIEW

20 Media consumption trends are shifting drastically Secular decline in linear / pay TV Consumer attention is fragmenting Source: Various bank analyst reports, Emarketer. Notes: 1. As of May 2025; Age 18+; Time spent with each medium includes multitasking. 2. Others include radio, messaging, and print. • Good slide, need to make the point that move from cable to streaming has three other material downsides: 1) move to closed ecosystems where we don’t have access (Netflix), 2) move to other types of content consumption that don’t favor us (podcasts), 3) new platforms are more expensive when it comes to new customer acquisition (hence marketing costs will grow faster than traditional distribution costs come down, to stay close to flat customer file over time) added • •The modelling seems to be based on the linear subscriptions trend line vs the Total Pay TV line. Arguably, we have correlated more to the linear subscriptions line. Little evidence we can fully participate in the rise of total pay TV, at least at similar levels of revenue conversion to traditional. 2010 2015 2020 2025 135 149 302 183 181 300 237 228 246 236 229 YouTube viewers Social network users Linear TV viewers 236 9% 12% 17% 19% 20% 22% Digital gaming Digital audio Others Social Streaming TV 2 99 98 92 86 84 83 82 80 78 75 75 74 72 70 69 64 62 60 59 58 56 56 49 47 -14 -12 -10 -8 -6 -4 -2 0 20 40 60 80 100 120 -0.8% 2015 -1.6% 97 2016 2017 -2.5% 90 2018 -6.7% 1Q19 -7.1% 2Q19 3Q19 -6.1% 4Q19 -6.3% 1Q20 -7.3% 2Q20 -9.5% 3Q20 -8.1% 4Q20 -8.3% 1Q21 -8.2% 2Q21 3Q21 4Q21 -10.1% 66 1Q22 -10.7% 2Q22 -11.1% 3Q22 -12.9% 4Q22 -10.8% 1Q23 -10.2% 2014 -10.0% 3Q23 -6.0% 4Q23 54 2Q23 1Q24 2Q24 -10.4% 3Q24 -13.3% 4Q24 1Q25 52 Subscriber Count (M) YoY change (%) YoY Change (%) MVPD subscribers (M) Viewers (in M) Avg. time spent by major media in 2025 1 (in %) BUSINESS OVERVIEW

EDIT SUBTITLE TEXT 21 Executive summary Executive summary Business overview Business overview Phase 1: Project Athens Phase 2: WIN strategy Phase 2: WIN strategy Financial overview Financial overview Appendix Appendix

22 with $500M+ Adj. OIBDA impact Project Athens overview 2023A $286M $222M+ 2024A $508M Total 8.8% 9.8% 11.0% +220 bps OIBDA margin expansion 2022 2023 2024 Project Athens Adj. OIBDA impact Consolidated QVG Group Adj. OIBDA margin1 Improve customer experience and grow relationships Rigorously execute core processes Lower cost to serve Optimize brand portfolio Build new high growth businesses anchored in strength PROJECT ATHENS Notes: 1. Includes results from Zulily operations. 1 2 3 4 5

PROJECT ATHENS

Project Athens – Initiative summary

Summary of initiatives[1]

P&L impacts	Top initiatives	FY 2023	FY 2024
Gross shipped sales	▪ Digital traffic and conversion optimization ▪ Sell time optimization (TSV[2], Non TSV) ▪ Strategic assortment planning – Including ASP	$39M	$87M
Product margin rate	▪ Inbound/outbound freight negotiations ▪ Promotion and pricing guidelines ▪ Cost of goods negotiations & playbook	$115M	$79M
Operations in COGS	▪ Variable labor reductions ▪ Pack factor improvements, multi-line expansion ▪ Network fulfillment optimization/closures	$55M	$21M
SG&A	▪ Right size & restructure organization ▪ Marketing efficiency	$73M	$26M
Other	▪ Improve cost efficiency of distribution broadcast contracts	$4M	$9M
Annual Athens OIBDA impact		**$286M**	**$222M**

$508M Total Cumulative Value

Notes:
1. Excludes QI, Zulily, & CBI.
2. TSV = Today's Special Value.

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24 PROJECT ATHENS Improved efficiency & growth from combined QVC and HSN operations ▪ In January 2025, we announced the consolidation of QVC and HSN operations to Studio Park in West Chester, PA, and the closing of the St. Petersburg, FL campus ▪ Actions resulted in ~$8M in annual savings and the avoidance of ~$50M of deferred maintenance ▪ HSN TV channels (HSN and HSN2) and digital properties (HSN.com and the HSN mobile app) will continue to broadcast and serve customers ▪ This consolidation will create efficiencies and better collaboration across common functions such as, content production, broadcasting, merchandising, operations, technology, and human resources QxH will work more efficiently, build new capabilities faster and unlock an even better customer experience HSN HQ to West Chester, PA

EDIT SUBTITLE TEXT 25 Executive summary Executive summary Business overview Business overview Phase 1: Project Athens Phase 1: Project Athens Phase 2: WIN strategy Financial overview Financial overview Appendix Appendix

26 QVC Group is organized around three priorities to Win in live-social shopping and streaming WIN Wherever she shops Lean into technology and continuous improvement to fund expansion onto new platforms and into new audiences W I N Drive live shopping content to everywhere she spends her time Create the world’s leading live social shopping content engine, inspiring human connection with incredible finds Inspiring people and products New ways of working

27 Tremendous opportunity available in social shopping Consumers love social shopping and it is experiencing exponential growth 0 200 250 300 2011 2013 2015 2017 2019 2021 2023 2025E Linear TV Social Media US linear TV viewers and social media users (in M) 27 67 145 2020 2021 2022 2023 2024E 2025E 2026E 2027E US social commerce GMV ($, in B) At 0.7%1 share of estimated GMV2 , this would represent $1B+ opportunity Social media exceeds TV Source: eMarketer. Notes: 1. Current estimate of ecommerce share. 2. GMV = Gross Merchandise Value. ▪ QVC stands out by having several key factors needed to succeed in this opportunity, including — Close relationships with celebrities and hosts that we combine with content creation and production expertise — Deep global vendor relationships with a mature distribution network — Customer trust with installed customer base and fast-growing customer count ▪ We are investing heavily into our business to be in a prime position to capture market share in high growth channels such as Meta, TikTok and YouTube SOCIAL - WHEREVER SHE SHOPS

28 135 246 181 229 2010 2015 2020 2025 149 302 300 237 228 236 183 YouTube viewers Social network users Linear TV viewers YouTube beats social YouTube beats TV Social media beats TV 2019 2020 2021 2022 2023 2024 2025 TV TikTok TikTok beats TV 2017 2018 2019 2020 2021 2022 2023 2024 TV Youtube Social Video 3:55 2:55 0:23 0:13 0:36 0:52 1:16 0:46 0:15 0:57 SOCIAL - WHEREVER SHE SHOPS Source: eMarketer. Notes: 1. Ages: 18+; TV includes live, digital video recorder, and other prerecorded videos; excludes digital; social video includes all time spent with online video activities on social network platforms; Estimates as of Jun’24. 2. Ages 18-24; TV includes live, digital video recorder, and other prerecorded videos; excludes digital; Estimates as of Jun’24. Social viewership now exceeds linear viewership. TikTok alone now exceeds total time vs linear TV Avg. time spend TV vs. Social (hrs:mins) Viewers 1 (in M) Avg. time spend TV vs. TikTok (Gen Z) (hrs:mins) 2

SOCIAL - WHEREVER SHE SHOPS

Shopping on social media is booming

Social shopping is a fast-growing new way to shop and be entertained

- Social media platforms are shaping trends in media, retail, and consumer products
- Live shopping, which originated from television home shopping networks like QVC, offers advantages that videos and images cannot match
  — Algorithms assist in targeting audience during live content broadcasts
  — Live shopping combines video streaming with instant purchasing, bringing more interactions into the shopping experience

Platform	23-29 Rev CAGR	QVC Social
TikTok	13%	Y
Instagram	12%	Y
YouTube	12%	Y
Pinterest	12%	Y

Social shopping also fuels the growth in digital

U.S. social commerce sales ($, in M)


CAGR: +17%
71,620
159,399
2024
2029

Source: eMarketer, Statista.


SQUAWK BOX
SHOPPING ON SOCIAL MEDIA BOOMS
Nasdaq
CNBC

29

SOCIAL – INSPIRING PEOPLE AND PRODUCTS

Our strong social platform presence is fueled by unmatched expertise in sales, content, and celebrity partnerships

Our enablers

Creator affiliate storefronts


Mercury Glass Tree Set

Live streams



Organic media


Hey y'all Kim Gravel here!

Paid media



TikTok

YouTube

QVC is well-positioned

100+

Existing celebrity host product partnerships

8.5M

QxH followers across Instagram, Facebook, TikTok, and YouTube

Early success indicators

5M+

Views on a single creator affiliate video featuring QxH products

50K+

Creators sold items via social channels

30

QVC GROUP

SOCIAL – INSPIRING PEOPLE AND PRODUCTS

QVC is strategically placed to capitalize on growth at TikTok

TikTok

TikTok Shop

Add select products into TikTok Shop; Host live streams; Leverage affiliate network and paid media


TikTok Shop
Powered by QVC
Home
Products
Reviews
Ninja CREAMi 7-in-1 Frozen Treat Maker
Earn $22.50
310.3 K sold
tarte Sugar Rush Sweet Tarte Glow Blush
Earn $3.70
30.5 K sold
Dyson Airwrap Complete with Paddle Brush
Givenchy Prisme Libre Sculpting 4-Color Blush

Scale creator affiliate program

Onboard full assortment; Offer creators live selling support


Shop · MacKenzie-Childs Set of 3
Chrissy Ashley
Creator earns commission


$278.00
MacKenzie-Childs Set of 3 Small Canister Set
Add to cart
Buy now

Official live stream and store

Develop TikTok live stream, store, and affiliate program


TikTokStore
Powered by QVC
LIVE
1K
View product
Wave
Comment

31

QVC GROUP

32 We are uniquely positioned to leverage capabilities and to build new ones to efficiently create platform - specific, shoppable content at scale across distribution points Creating the world’s leading live social shopping content engine User- and creator-generated content Unified social shopping content production studios Soundstages Merch Streaming Social Linear Digital Celebrities & Influencers Hosts Capabilities Content engine Channels SOCIAL - INSPIRING PEOPLE AND PRODUCTS

SOCIAL - NEW WAYS OF WORKING

TikTok partnership leading to accelerated growth MoM

TikTok channel is now experiencing accelerated growth MoM

Recent wins

Rapid overall growth

TikTok platform is growing significantly, from new customer acquisition, followers count to GMV and shop ranking since the launch

"Super Brand Day"

Specially promoted event that spotlights a single brand for an entire day across QVC's platforms, marking a major step in TikTok partnership

Launch of targeted collabs

Launched 'Seller Funded Task' initiative (targeted collabs with top gross margin sellers) to incentivize affiliate content creation


6:08
qvc
Shop
Top
Videos
Users
Sounds
LIVE
QVC, Inc
Official 4.6 280K sold
Sponsored
Visit shop
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$40 - $50
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20% off coupon over $69
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LIVE

Current initiatives

Increase TikTok marketing spend

Continue to refine understanding of algorithm to improve ROAS (return on ad spend) (e.g., paying to "boost" or enhance our live shopping feeds)

Generate more content per week

Specifically, generate 1,000-2,000 more pieces of content per week (or 5 – 15 versions of same products)

Integrate social & planning teams

Enables Merch/Planning teams to make more informed decisions around appropriate product selection and promo pricing tailored for TikTok

Enhance IT support integration

33

34 Leading social shopping platforms: TikTok and Meta 2022 2023 2024 0% 25% 30% 35% 40% 45% Source: eMarketer, Statista. Facebook Instagram TikTok Pinterest ▪ Over the past few years, TikTok has expanded significantly in the U.S. and by 2024, ranked behind Facebook in popularity ▪ Since its inception, TikTok has increased the proportion of purchasing users compared to Facebook and Instagram, indicating its growing success in converting users into buyers SOCIAL - WHEREVER SHE SHOPS 46% 26% 21% 16% 6% 5% 29% Facebook TikTok Instagram Pinterest Snapchat WhatsApp Other Social commerce user purchase share in the U.S. (in %) FY24 popularity by digital shoppers in the U.S. (in %)

35 Streaming now beats linear (time viewership %)1 … and has eaten away at cable share (subscription %)2 0% 25% 50% 75% 100% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024E 2025E 2026E 2027E 2028E 2029E 2030E Streaming TV Traditional TV Streaming TV expected to exceed traditional TV this year Total Streaming: 44.8% Streaming is taking share from linear TV Source: Various bank analyst reports, Nielsen. Notes: 1. Figures as of January 2025. 2. Figure as of May 2025. 3. 7.3% of other streaming includes Tubi, Pluto, Peacock, Paramount+, Max. 4. Over-the-air (OTA) networks. 5. Other TV includes: The primary components of this are VOD, Streaming through a cable set top box, Gaming, and other device (DVD Playback) use. Challenges of moving from cable to streaming: ˣ QVC does not have access to closed ecosystems such as Netflix ˣ Movement toward other types of content consumption that does not favor QVC ˣ New platforms are more expensive to acquire new customers STREAMING - WHEREVER SHE SHOPS 20% 24% 11% 13% 8% 4% 5% 14% Broadcast Cable Other 3% Roku Youtube Netflix Prime Disney+ Other Streaming3 4 ▪ Streaming usage up 71% since 2021, with YouTube, Netflix and other platforms showing dramatic growth over the past four years ▪ FAST services continue to grow as PlutoTV, Roku Channel and Tubi Combine for 5.7% of TV Viewing in May 5

36 Streaming strategy overview Our streaming platform has grown to ~1.5M MAU per month QVC and HSN have built a streaming platform that drives ~1.5M MAU / month, tracking to over 10% of QxH revenue on attributed basis in 2025, and will continue to scale in 2026+ At the same time, brands / retailers want to be curated by influencers who inspire purchase, but struggle to bridge that inspiration to meaningful transaction volume, especially on marketplaces To address this gap, the Company is implementing a next-gen user experience that provides third-party brands and retailers with exposure to our valuable streaming audience, enabling a scaled video commerce marketplace The existing streaming platform is expected to grow both profitably and quickly, at 5.5% YoY in 2025, with additional potential for growth Historical Growth (in 000s) STREAMING - WHEREVER SHE SHOPS Jan-23 Jul-23 Jan-24 Jul-24 Jan-25 0 500 1,000 1,500 2,000 50,000 100,000 150,000 200,000 250,000 300,000 MAU (000s) Minutes played (000s)

37 Initiative summary Description Custom channel merchandising strategy ▪ Category roles and definitions fit for business purpose ▪ Targeted marketing that aligns with merchandise strategy Supply chain operational improvements ▪ Opportunities exist in supply chain include multipack, inventory placement, and WMS implementation to reduce delivery costs ▪ Closure of Greenville distribution center and potential others ▪ Option for partial fulfillment center migration ▪ Option for complete fulfillment center outsourcing Marketing ROAS ▪ Marketing efficiency strategies to improve marketing ROAS in digital and social ▪ Continue to deploy tried-and-tested tactical levers such as testing, attribution and other techniques to maximize the effectiveness of spend within each media channel G&A optimization ▪ Outsourcing IT labor for run + build services yields significant OIBDA savings ▪ Savings and expected benefits from modernized IT and consolidated software programs fund investment in Core Retail platforms ▪ Optimize third party and discretionary spend ▪ Drive savings through AI and self-service functionalities ▪ Reduced corporate footprint by closing HSN Headquarters in St. Petersburg, FL CBI turnaround plan ▪ 4 waves of workstreams to reach the full potential through various workstreams such as eCommerce, paid media, sourcing and store expansion etc. WIN STRATEGY – SPECIFIC INITIATIVES Initiative Summary & Description

WIN STRATEGY – SPECIFIC INITIATIVES

Tariff | Multiple levers in place to navigate uncertainties

~$70M to $100M estimated 12-month OIBDA impact

Ongoing mitigation actions

A Vendor support
- Adjusted cost pass-through rates accordingly to adjust to the volatility of tariffs

B Order management
- Remain in active talks regarding order plans, balancing near-term needs with long-term supply planning considerations

C Alternative sourcing

D Strategic retail price increases
- Retail price adjustments remain in effect to balance margin

E Event shifts / contingencies
- Assessing tariff impact to marquee events and contingency plans to shift (ex: shift Christmas in July to later in summer / rest of the year)

F Strategic margin relief (QVCG absorbs SOME cost)
- Category dependent, relief range permitted is variable based on base margin

Freight on board inventory[1]

QVCG has more up-front risk / exposure, but also more control over the recourse of action on the goods

- Order freeze: Pausing new China orders until alternate sourcing secured
- Shipment pause: All goods produced but not yet shipped are to be held in China until approved to be released
- Order shifts: Actively reallocating future orders to India, Cambodia, Vietnam

Non-freight on board inventory[2]

QVCG has less control over recourse of action on the goods, but more leverage on cancels / reductions

- COGS / Athens negotiations: Will not allow relief through undoing Athens work to maintain future leverage
- Minimum advertised price (MAP): Match national brand pricing to remain competitive
- Opportunity buys: Leverage existing in-stock U.S. inventory to fix price
- Alternative sourcing: Shift Oct-Dec production out of China

Notes:
1. QVCG is importer of record, includes private brands and some proprietary brands.
2. Vendor is importer of record, includes national and market brands and some proprietary brands.

38

Executive summary
Business overview
Phase 1: Project Athens
Phase 2: WIN strategy
Financial overview
- QVCG
- QxH
- QI
- CBI

Appendix

QVC GROUP

39

Executive summary
Business overview
Phase 1: Project Athens
Phase 2: WIN strategy
Financial overview
- **QVCG**
- QxH
- QI
- CBI

Appendix

QVC GROUP

40

41 5-YEAR BUSINESS PLAN FORECAST ($, in M) QVCG financial summary ▪ 2026-2029 QxH forecast is driven by growth and profitability of channels (Linear, Streaming, Social and Digital) — Revenue framework based upon multi-touch attribution (MTA) methodology (i.e., channels are attributed % Revenue across customer journey touch points) — Gross margins by channel reflect MTA revenue allocation. Operating expense by channel based on direct measured costs, cost allocations and marketing spend ROAS assumptions ▪ 2026-2029 QI forecast is driven by markets with Social and Streaming channels built in UK, DE and JP; CBI is forecasted at brand level FINANCIAL OVERVIEW Notes: 1. Excludes Zulily for 2022 and 2023. 2. QVCG includes corporate and other costs. 3. Includes $30M of estimated OIBDA impact from potential capital structure transaction-related operating disruption in Q1’26. 11,200 10,613 10,037 9,208 8,567 8,455 8,578 8,829 2022 2023 2024 2025 2026 2027 2028 2029 -5% -5% -8% -7% -1% +1% +3% 1,161 1,115 1,103 795 618 608 617 653 9% 2025 7% 2026 7% 2027 2028 7% 2029 10% 11% 7% 2022 10% 2023 2024 -4% -1% -28% -22% -2% +2% +6% QVCG OIBDA & Margin 1, 2, 3 QVCG Revenue ($, in M) 1, 3 ($, in M)

42 QVCG consolidated P&L summary 1. Revenue stabilization in the U.S. as Social + Streaming channels mitigate Linear decline. International revenue largely flat. CBI reflects consistent growth on small base 2. Stable GM% - continued Athens rigor 3. Opex largely variable with revenue 4. Marketing spend growth driven by social shopping channels 5. Flat SG&A as cost optimization mitigates inflation 6. 2028 returns to OIBDA growth driven by revenue improvements Notes: 1. $95M has been deducted from COGS in 2022, as the obsolescence charge was excluded from OIBDA. 2. Excludes Zulily for 2022 and 2023. FINANCIAL OVERVIEW 1 2 3 4 5 6 1 2 3 4 5 6 QVCG consolidated P&L summary historical and projections ($, in M) Commentary

43 QVCG consolidated cash flow summary OIBDA $795 $618 $608 $617 $653 (-) Cash paid for taxes2 (137) (100) (104) (117) (+ / -) Change in W/C 3 18 59 22 (6) 6 Notes: 1. Based on 8+4 FY25 forecast. 2. Preliminary FY25 cash tax estimate from Company, declining in line with OIBDA in the outer years. Subject to material change based on potential transaction structures, capital structure modifications, or revisions to profitability estimates. 3. Net working capital change for QxH excludes the cash tax payment that runs through Other Current Liabilities, as it is presented separately above. 4. Others include severance and exit cost, proceeds from property sales, accrued compensation liability, and others. (-) Capex & TV Distribution Right expenditure Free Cash Flow Available for Debt Service $359 $208 $235 $242 $228 ($, in M) 2025E1 2026E 2027E 2028E 2029E (136) FINANCIAL OVERVIEW 1 QVCG consolidated cash flow ($, in M) (271) (232) (316) (242) (291) (+ / -) Others4 (46) (100) 21 (22) (23)

44 Capex summary Notes: 1. Based on 8+4 FY25 forecast. FINANCIAL OVERVIEW 6% 16% 31% 20% 9% 14% 3% FY25 Capex breakdown 1 ($, in M) IT - Keep-the-lights on IT - Software renewals IT - Discretionary, growth , core retail, & all other Supply chain / corporate real estate workplace services Global broadcast engineering Commerce CBI 1 ▪ The increase from 2025 to 2026 at QVC is mainly due to investments in Core Retail systems — Warehouse Management System — Order Management System — Growth platforms to support digital capabilities for social, streaming, etc. ▪ Thereafter, Capex is projected as a percentage of Net Revenue, with the assumption that as sales grow capabilities and demands on our systems will increase Historical and projected Capex1 ($, in M) Commentary ($, in M) 2025E 2026E 2027E 2028E 2029E Capex - QVC Inc. 149 179 200 187 179 Capex - CBI 23 23 23 24 25 Total Capex $171 $202 $224 $211 $204 % of Total Revenue 1.9% 2.4% 2.6% 2.5% 2.3% 2022A 2023A 2024A $268 $230 $199 2.4% 2.2% 2.0% n.a. n.a. n.a. n.a. n.a. n.a.

Executive summary
Business overview
Phase 1: Project Athens
Phase 2: WIN strategy
Financial overview
- QVCG
- **QxH**
- QI
- CBI

Appendix

QVC GROUP

45

46 ▪ QxH represents the combined operations of QVC U.S. (QUS) and HSN (Home Shopping Network) ▪ QxH revenue can be attributed to the following channels: — Linear: The traditional live broadcast model, generating a significant share of sales through scheduled programming and product demonstrations — Digital: E-commerce websites and mobile apps for QVC and HSN, which have become increasingly important as consumers shift to online shopping — Streaming: Customers to shop from live and on-demand content on platforms such as Roku and Apple TV. Also includes vMVPD such as YoutubeTV and Hulu + Live TV — Social: Interactive shopping experiences via TikTok and other social commerce platforms QxH Revenue1 $5,971M Gross Profit1 $1,975M Gross Margin %1 33.1% Driving Engagement Through Linear, Digital, Streaming, and Social QxH snapshot Notes: 1. Based on FY25E figures. FINANCIAL OVERVIEW QxH Financial Summary ($, in M)

47 QxH | Linear revenue decline of -9% CAGR is in line with expected MVPD household declines (including 2025/2026 disruptive factors) 24 24 24 24 24 24 25 27 28 29 41 38 36 34 32 2025 2026 2027 2028 2029 MVPD vMVPD OTA 89 87 86 85 85 CAGR: -1% -6% +5% +1% 2,689 2,286 2,104 1,978 1,869 2025 2026 2027 2028 2029 -15% -8% -6% -6% Source: S&P. Notes: 1. Revenue is MTA based. MTA methodology used in long range plan is based on new third-party methodology for social revenue and attributed vMPVD sales to streaming. MTA methodology used for external reporting is based existing internal MTA for social revenue and attributes vMPVD sales to linear. FINANCIAL OVERVIEW Includes restructuring impact Linear revenue1 ($, in M) US households (in M)

48 QxH | Digital is forecasted to stabilize by 2027/2028 as Social and Streaming platforms mitigate the decline in Linear subscriber count 2,058 1,873 1,809 1,840 1,896 2025 2026 2027 2028 2029 -9% -3% +2% +3% 41 38 36 34 32 CAGR: -6% 84 89 95 100 107 2025 2026 2027 2028 2029 CAGR: +6% Increased in Ads spending to offset further decline in households FINANCIAL OVERVIEW Digital revenue1 ($, in M) MVPD (in M) QxH Paid ad spend ($, in M) Includes restructuring impact Source: S&P. Notes: 1. Revenue is MTA based. MTA methodology used in long range plan is based on new third-party methodology for social revenue and attributed vMPVD sales to streaming. MTA methodology used for external reporting is based existing internal MTA for social revenue and attributes vMPVD sales to linear.

49 QxH | Social and Streaming revenue is forecasted to grow quickly at 15% and 5% CAGR, mitigating Linear and Digital declines by 2028 2,689 2,286 2,104 1,978 1,869 22% 2025 21% 2026 22% 2027 22% 2028 22% 2029 CAGR: -9% 2,058 1,873 1,809 1,840 1,896 19% 2025 17% 2026 18% 2027 18% 2028 18% 2029 CAGR: -2% 632 667 701 736 772 26% 26% 26% 27% 27% CAGR: +5% Linear declining at a slower rate due to the decline in MVPD projection Growth due to increasing users in vMVPD Digital declining in early years due to its dependence on MVPD and linear Growth due to the TikTok launch, increase in marketing spending and improvement in ROAS FINANCIAL OVERVIEW Social MTA1 revenue & contribution margin2 ($, in M) Streaming MTA1 revenue & contribution margin2 ($, in M) Linear MTA1 revenue & contribution margin2 ($, in M) Digital MTA1 revenue & contribution margin2 ($, in M) Notes: 1. MTA methodology used in long range plan is based on new third-party methodology for social revenue and attributed vMPVD sales to streaming. MTA methodology used for external reporting is based existing internal MTA for social revenue and attributes vMPVD sales to linear. 2. Contribution Margin excludes SG&A cost. 592 646 724 858 1,039 10% 6% 6% 8% 10% CAGR: +15%

50 QxH | Social and Streaming revenue growth should drive total QxH revenue to positive YoY growth by 2028 37 31 56 62 78 36 134 182 (109) (152) (337) 2026 Revenue 34 (182) 35 (126) 2028 Revenue 5,472 5,338 5,411 5,576 5,971 2027 Revenue 2025 Revenue 2029 Revenue (109) (64) -8.4% -2.5% +1.4% +3.0% Total QxH Revenue Restructuring Impact QxH Social QxH Streaming QxH Digital QxH Linear FINANCIAL OVERVIEW 2025 – 2029 revenue bridge1 ($, in M) Notes: 1. Revenue is MTA based. MTA methodology used in long range plan is based on new third-party methodology for social revenue and attributed vMPVD sales to streaming. MTA methodology used for external reporting is based existing internal MTA for social revenue and attributes vMPVD sales to linear.

51 QxH | SG&A and Opex summary Notes: 1. Based upon 8+4 FY25 budget. 2. No labor/non-labor split is available. 3. Others include IT, Commerce & Merch, Fixed SG&A, HR, Admin, Finance, Growth, bad debt. FINANCIAL OVERVIEW 324 968 259 377 Marketing 8 Others SG&A Total 644 Labor Non-labor Total 2 200 453 131 7 104 Commission Credit Card Fees 12 Customer Service Other Opex Opex Total 116 SG&A non labor has $10Mish in Outside Services is / was for McKenzie (Social strategy work while Krystyna was out) and Accenture (Streaming work). $10M production cost 4 2025 SG&A1 ($, in M) 2025 Opex1 ($, in M) 3

FINANCIAL OVERVIEW

QxH | Forecast assumptions summary

	Linear	Streaming	Social	Digital
Channel description	▪ Traditional cable, broadcast and internet cable television (MVPD, and OTA) ▪ Scripted – purchased within 24 hours of airtime	▪ FAST + OnO streaming platforms (including vMVPD) ▪ 24-hour viewership match (i.e. IP address via Conviva)	▪ Primarily Meta and TikTok	▪ Represents digital (QVC.com + HSN.com) ▪ Unscripted – purchases not tied to aired show (or beyond parameters of airtime)
Revenue drivers	▪ MVPD and OTA distro forecast ▪ Engaged reach[1] and customer conversion	▪ vMVPD distro forecast ▪ Active User growth[2] ▪ Customer conversion	▪ Increase in marketing spend and efficiency	▪ Liner revenue growth rate ▪ Performance Marketing – increase in spend & efficiency ▪ Halo from Streaming and Social growth
Cost assumptions	▪ Stable gross margin as pricing and cost initiatives mitigate inflation and channel margin differences ▪ Operating expense and SG&A (excluding marketing): Percent of Net Revenue held constant respectively starting in FY26 ▪ Corporate SG&A: 5% YoY decrease			
Marketing	▪ Declining dollar spend as channel revenue declines	▪ Spend in the 4.5% to 5.0% range of net revenue	▪ Marketing % of revenue (MTA basis) averaging ~20% through 2029 with material improvements in ROAS in 2028 and 2029	▪ Consistent rate of spend aligned with revenue growth

Notes:
1. Average daily engaged reach is the number of distinct households that tuned into QxH main channel for at least 2-consecutive minutes within a day.
2. Active user growth assumed outpace OnO and FAST viewership growth due to late adoption of streaming platform.

52

53 QxH | Financial summary FINANCIAL OVERVIEW ($, in M) 2025 Net Revenue $5,971 YoY % (9.5%) QxH 2025 – 2029 P&L Summary ($, in M) 2026 2027 2028 2029 $5,472 $5,338 $5,411 $5,576 (8.4%) (2.5%) 1.4% 3.0% Gross Profit 1,975 1,767 1,739 1,784 1,848 % Gross Margin 33.1% 32.3% 32.6% 33.0% 33.1% Operating Expenses 453 411 373 379 391 % Net Revenue 7.6% 7.5% 7.0% 7.0% 7.0% Marketing 323 346 363 374 381 % Net Revenue 5.4% 6.3% 6.8% 6.9% 6.8% SG&A (Excl. marketing) 645 652 659 664 670 % Net Revenue 10.8% 13.2% 13.5% 13.4% 13.2% OIBDA $554 $358 $344 $366 $405 % OIBDA Margin 9.3% 6.5% 6.5% 6.8% 7.3%

Executive summary
Business overview
Phase 1: Project Athens
Phase 2: WIN strategy
Financial overview
- QVCG
- QxH
- **QI**
- CBI
Appendix

54

FINANCIAL OVERVIEW

QVC International (QI) snapshot

Our International business is scaled, stable, and highly profitable

- QVC International brings our curated shopping experience to 124M households across Europe and Asia
- QVC International distributes televised shopping programs to its consumers via local QVC channels
  - We also engage our international customers via websites, mobile applications, and social media pages
- The Japanese operations ("QVC Japan") are conducted through a joint venture with Mitsui & Co. LTD.
  - QVC Japan is owned 60% by the Company and 40% by Mitsui
- The international businesses, except for Italy, are cash generative and distribute their excess cash to QVC, Inc. via dividends
- Cord cutting trends are weaker internationally, providing a strong baseline support to our international business
- Our international e-commerce penetration as percentage of sales is only 52%, compared to 64% in the United States, creating a durable growth avenue

QI Financial Summary ($, in M)

	 [3]		Others	Total
Revenue[1]	$807M	$767M	$732M	**$2,399M**
Households[2]	29M	42M	53M	**124M**
Customers[2]	1.4M	1.3M	1.2M	**3.9M**
OIBDA[1]				**$333M**
OIBDA Margin %[1]				**13.9%**

Notes:
1. Based on FY25E figures.
2. Based on FY24 figures.
3. Japanese figures shown on a consolidated basis.

55

56 QI historical revenue 813 788 785 2022 2023 2024 CAGR: -2% 1,017 945 870 2022 2023 2024 CAGR: -7% Revenue FINANCIAL OVERVIEW Japan ($, in M) Germany ($, in M) Others ($, in M) 698 721 743 2022 2023 2024 CAGR: +3% 2,528 2,454 2,399 357 325 333 2022 2023 2024 CAGR: -3% Total QI ($, in M) OIBDA

57 ($, in M) QI consolidated financial forecast FINANCIAL OVERVIEW 2,307 2,154 2,167 2,188 2,244 13% 2025 13% 2026 12% 2027 12% 2028 12% 2029 -7% +1% +1% +3% Revenue OIBDA

Executive summary
Business overview
Phase 1: Project Athens
Phase 2: WIN strategy
Financial overview
- QVCG
- QxH
- QI
- **CBI**

Appendix

QVC GROUP

58

FINANCIAL OVERVIEW

Cornerstone Brands (CBI) snapshot

Cornerstone serves a differentiated customer niche

- Cornerstone Brands (CBI) is a portfolio of four direct-to-consumer home and apparel brands
  - Home brands offer indoor and outdoor furnishings
- The segment is a complementary, yet a largely independent part of QVCG
- The brands primarily focus on the higher-end of the market, offering aspirational merchandise to its 1.9M[1] active customers, which reflects in a ~$375[2] average order value and ~40% gross margins
- CBI sells through 34[3] retail stores across the United States and their websites
  - A key touchpoint in the customer journey are curated catalogues distributed to consumers with an annual circulation of 93M
  - Physical retail locations are the main use of Capex
  - Sales are mostly done at point of purchase, resulting in limited accounts receivable
- Recent results have suffered from a cyclically depressed housing market
  - CBI still maintained OIBDA profitability
- Building on the execution experience from Athens, CBI is currently undergoing an operational restructuring focused on cross-brand commerce, improved sourcing, call center optimization, and marketing overhaul

CBI Financial Summary ($, in M)

Brands	Stores[3]
FRONTGATE	7
BALLARD DESIGNS	25
grandinroad	4[4]
Garnet Hill	2
Cornerstone Brands, Inc.	34

Notes:
1. 12-month active file of customers.
2. YTD through Q2'25.
3. As of August 25, Including outlet stores.
4. Grandin Road's 4 outlets share space/location with the Frontgate outlets.

59

60 CBI summary 1,070 1,238 1,313 1,165 1,040 930 940 950 978 1,008 78 67 36 15 30 33 35 42 9% 2020A 11% 2021A 6% 2022A 6% 2023A 3% 2024A 2% 2025E 3% 2026E 4% 2027E 4% 2028E 4% 2029E 94 137 Revenue OIBDA OIBDA Margin CBI financials trend ($, in M) Comments 110 130 10 140 30 0 40 300,000 50 400,000 0 500,000 70 650,000 80 90 2022 2023 2024 2025 CBI Revenue ($, in M) # Homes Sold CBI revenue ($, in M) vs. U.S. Homes sold (In units) ▪ CBI sales typically follow the US housing market - fewer home sales mean weaker furniture demand ▪ Revenue projected to decline 11% in FY25 on lower shipments and softness in home segment ▪ Housing recovery expected in 2026, supporting sales growth and OIBDA margin improvement ▪ CBI is expected to align strategy with broader macro trends FINANCIAL OVERVIEW CBI Revenue ($M) Numbers of homes sold Source: Redfin Monthly Housing Market Data.

61 CBI revenue 930 940 950 978 1,008 2025 2026 2027 2028 2029 +1% +1% +3% +3% 15 30 33 35 42 2025 2026 2027 2028 2029 +102% +10% +6% +20% FINANCIAL OVERVIEW CBI revenue ($, in M) CBI OIBDA ($, in M)

62 0 - 200 bps 0 - 200 bps 0 - 100 bps 0 - 100 bps CBI 3.0 strategy update Product margin improvement ▪ Tariff mitigation strategies; selectively moving country of origin, cost engineering of product, and leveraging portfolio scale, to lower product cost ▪ Leveraging technology to increase speed to market for our excusive product designs, enabling first mover advantage pricing ▪ Leveraging AI tool to set retail prices and promotions to optimize gross margin dollar generation FINANCIAL OVERVIEW Cost to serve ▪ Modifications to high velocity picking process and racking infrastructure resulting in $1M of payroll savings annually Marketing efficiency ▪ Building centralized marketing and ecommerce team to get cost and learnings leverage across the business ▪ Leveraging AI to help with Media Mix Modeling on digital spend ▪ Testing into optimal use of high-cost print marketing programs Store operating leverage ▪ Exit high cost, low traffic mall locations in favor of neighborhoods and lifestyle centers ▪ Re-merchandise store to balance high velocity attraction items with powerful assortments of key furniture categories ▪ Train and lead a results driven sales organization with focus on design services online, in-store and in-home Four focus areas for Cornerstone performance improvement

EDIT SUBTITLE TEXT 63 Executive summary Executive summary Business overview Business overview Phase 1: Project Athens Phase 1: Project Athens Phase 2: WIN strategy Phase 2: WIN strategy Financial overview Financial overview Appendix

64 Illustrative customer journey from trigger to sales attribution The complex Omni channel customer journey for QVC customers DEFINITIONS • 3 rd Party: TikTok shop purchases • Auto Delivery: subscription purchase typically tagged to Linear business • Brand Marketing: non-performance / retentional marketing primarily related to Linear • Email / Push / SMS: retention based marketing strategies • Direct: sales is attributed 100% to a channel primarily Linear • Organic: customer sees QVC content through Channels w/o marketing • MVPD: Traditional cable or satellite TV providers offering multiple channels (e.g., Comcast, DirecTV) • vMVPD: Online services that stream live TV channels without cable (e.g., YouTube TV, Hulu + Live TV) • Paid Marketing: refers to programmatic ad spend, google ads, etc. • Scripted/On Air: refers to programming on 5 QVC / HSN channels • Social Marketing: Meta, Pinterest and Youtube ads • Social Shop: TikTok shop • Unscripted/On-Demand: QVC.com or phone orders which are not tagged to an aired show Updated chart coming from Ramki APPENDIX

APPENDIX

Q3'25 Capitalization

($, in M)

CCR: Caa3 / CCC	9/30/25 Face	Interest Rate	Cash Interest	Maturity	Credit Rating	Net Leverage
QVC Cash & Equivalents	$1,328					
Corporate and Other Cash[1]	489					
Total Cash & Equivalents	**$1,817**					
QVC RCF						
$3.25bn RCF due 2026	$2,900	S + 162.5	$169	Oct-26	Caa3 / CCC	
QVC Subsidiary Debt						
4.750% QVC Notes due 2027	$44	4.750%	$2	Feb-27	Caa3 / CCC	
4.375% QVC Notes due 2028	72	4.375%	3	Sep-28	Caa3 / CCC	
6.875% QVC Notes due 2029	605	6.875%	42	Apr-29	Caa3 / CCC	
5.450% QVC Notes due 2034	400	5.450%	22	Aug-34	Caa3 / CCC	
5.950% QVC Notes due 2043	300	5.950%	18	Mar-43	Caa3 / CCC	
6.375% QVC Notes due 2067	225	6.375%	14	Sep-67	Caa3 / CCC	
6.250% QVC Notes due 2068	500	6.250%	31	Nov-68	Caa3 / CCC	
QVC Subsidiary Debt (excl. RCF)	**$2,146**		**$132**			**2.4x**
QVC Subsidiary Debt (incl. RCF)	**$5,046**		**$301**			**5.7x**
Net QVC Subsidiary Debt (incl. RCF)	*3,718*					*4.2x*
Liberty Interactive Subsidiary Debt						
8.500% Liberty Notes due 2029	$287	8.500%	$24	Jul-29	C / CC	
8.250% Liberty Notes due 2030	505	8.250%	42	Feb-30	C / CC	
4.000% Exch. Liberty Notes due 2029	350	4.000%	14	Nov-29	C / CC	
3.750% Exch. Liberty Notes due 2030	427	3.750%	16	Feb-30	C / CC	
Liberty Interactive Sub. Debt	**$1,569**		**$96**			**1.8x**
Total Debt	**$6,615**		**$397**			**7.4x**
Net Debt	*4,798*					*5.4x*
Preferred Stock	$1,272	8.000%	$102	Mar-31	NA	
Total Debt and Preferred Stock	**$7,887**		**$499**			**8.9x**
Net Debt and Preferred Stock	*6,070*					*6.8x*
Memo:						
Q3'25 QVCG LTM Adj. OIBDA	$888					

Cap Table Leverage is shown on fully consolidated OIBDA

Consolidated Liquidity

QVC RCF Commitment	$3,250
(-) Letters of Credit	(169)
(-) Borrowings	(2,900)
QVC RCF Availability	**$181**
(+) Cash & Equivalents	1,817
Total Liquidity	**$1,998**

Source: Company Filings, Company Earnings Transcript, FactSet.
Notes:
1. Corporate and Other Cash includes $250mm of QVCG, $160mm of LI LLC, and $79mm of CBI cash.

65

66 Q3’25 Summary organizational structure QVC Group, Inc. (“QGI”) QRI Cornerstone, Inc. LI LLC Qurate Retail Group, Inc. CBI QVC Domestic Subs Foreign Subs 62% 38% 100% Denotes loan parties under $3.25bn RCF due 2026 QVC Group, Inc. Assets $250mm cash 100% ownership in LI LLC 62% ownership in QRI Cornerstone Inc. Liabilities/Equity $1,272mm 8.0% Pref Equity due 2031 Series A Common Stock Series B Common Stock Guarantor Borrower Denotes Credit Group Under QVC Secured Notes Assets: $1,328mm cash $611mm LTM OIBDA1 100% ownership in foreign subs ($307mm LTM OIBDA) Liabilities: $2,900mm RCF Outstanding $44mm Notes due 2027 $72mm Notes due 2028 $605mm Notes due 2029 $400mm Notes due 2034 $300mm Notes due 2043 $225mm Notes due 2067 $500mm Notes due 2068 Notes + O/S RCF: ~$5.05bn Disclosed Intercompany Debt ◼ $1.74bn promissory note (drawn) ◼ Lender: A subsidiary of QVC ◼ Borrower: Liberty Interactive, LLC ◼ Rate: 0.48% ◼ Maturity: 2029 Liberty Interactive ◼ Assets $160mm cash 100% ownership in Qurate Retail Group, Inc. 38% ownership in QRI Cornerstone Inc. ◼ Liabilities $287mm Notes due 2029 $350mm Exch. Notes due 2029 $505mm Notes due 2030 $427mm Exch. Notes due 2030 Total Notes: $1.57bn Boxed entities above and all material domestic subs are credit parties with pledged QVC shares for RCF + QVC Sec. Notes $1.74bn promissory note owed by Liberty to QVC Global Holdings I, Inc. RCF: Guarantors: Wholly-owned, material domestic subs of QVC Security: Capital stock of QVC (pari with QVC Secured Notes) QVC Secured Notes: Guarantors: Material domestic restricted subs of QVC Security: Capital stock of QVC (pari with RCF) CBI ◼ Assets $79mm cash $15mm LTM OIBDA1 ◼ Liabilities None Add where key tech / IP assets reside Clarify QxH and QI silos and respective assets / liabs APPENDIX Notes: 1. LTM OIBDA shown exclusive of $45mm of corporate overhead; balances shown as of 9/30/25.

Thank you!

December 2025 Cornerstone Brands, Inc. Discussion Materials 5 Year Financial Projections

2 Disclaimer By accepting this presentation, recipients acknowledge that they have read, understood and accepted the terms of this disclaimer. This presentation is subject to the confidentiality provisions set forth in the recipients’ applicable non-disclosure agreements. This presentation is the property of, and contains the proprietary and confidential information of QVC GROUP, INC. and its subsidiaries (collectively, the "Company"). This presentation is being provided for informational purposes only and is intended solely to facilitate a discussion with the recipient. No representation or warranty, express or implied, is or will be given by the Company or its affiliates, directors, officers, partners, employees, agents or advisers or any other person as to the accuracy, completeness, reasonableness or fairness of any information contained in this presentation and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. No information included in this presentation constitutes, nor can it be relied upon as, legal, tax, investment or other advice. Any statement herein regarding tax matters was written in connection with the promotion or marketing of the matters described herein and was not intended or written to be used, and cannot be used by any person, for the purposes of avoiding tax-related penalties under federal, state or local tax law. Recipients should consult their independent advisors. This presentation should not be relied upon for the purpose of evaluating the performance of the Company or for any other purpose, and neither the Company nor any of its affiliates, directors, officers, partners, employees, agents or advisers nor any other person, shall be liable for any direct, indirect or consequential liability, loss or damages suffered by any person as a result of this presentation or their reliance on any statement, estimate, target, projection or forward-looking information in or omission from this presentation and any such liability is expressly disclaimed. In all cases, interested parties should conduct their own investigation and analysis of the Company and the information contained herein. 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All statements other than statements of historical fact or relating to present facts or current conditions included in this presentation are forward-looking statements. Forward-looking statements give the Company’s current expectations and projections relating to the Company’s financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “seek,” “plan,” “intend,” “believe,” “contemplate,” “assume,” “will,” “may,” “could,” “would,” “continue,” “likely,” “should,” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events, but not all forward-looking statements contain these identifying words. Risks, uncertainties and other factors may cause future results to differ materially from these forward-looking statements, and potentially adversely from the historical results contained herein. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC, including the section titled "Risk Factors" in the Company's Annual Report on Form 10-K, that are available at www.sec.gov. You are cautioned not to place undue reliance on the utility of the information in this presentation as a predictor of future performance of the Company, as projected financial and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond the Company’s control. All information herein speaks only as of (1) the date hereof, in the case of information about the Company and (2) the date of such information, in the case of information from persons other than the Company. The Company does not undertake any duty to update or revise the information contained herein, publicly or otherwise. The Company has not independently verified any third-party information and makes no representation as to the accuracy or completeness of any such information. THIS PRESENTATION MAY CONTAIN MATERIAL, NON-PUBLIC INFORMATION WITHIN THE MEANING OF THE UNITED STATES FEDERAL SECURITIES LAWS WITH RESPECT TO THE COMPANY AND ITS SUBSIDIARIES AND THEIR RESPECTIVE SECURITIES. The recipient is aware that applicable securities laws restrict any person who has material, non-public information about a company from purchasing or selling securities of such company (and options, warrants and rights relating thereto) and from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Accordingly, the recipient agrees not to purchase or sell such securities in violation of any such laws, including without limitation, securities of the Company. This presentation includes Adjusted OIBDA, which is a non-GAAP financial measure, together with a reconciliation to operating income, as determined under GAAP. QVC Group defines Adjusted OIBDA as operating income (loss) plus depreciation and amortization, stock-based compensation, and where applicable, separately identified impairments, litigation settlements, restructuring, penalties, acquisition-related costs, fire related costs, net (including Rocky Mount inventory losses), and (gains) losses on sale leaseback transactions. QVC Group believes Adjusted OIBDA is an important indicator of the operational strength and performance of its businesses by identifying those items that are not directly a reflection of each business’s performance or indicative of ongoing business trends. In addition, this measure allows management to view operating results and perform analytical comparisons and benchmarking between businesses and identify strategies to improve performance. Because Adjusted OIBDA is used as a measure of operating performance, QVC Group views operating income as the most directly comparable GAAP measure. Adjusted OIBDA is not meant to replace or supersede operating income or any other GAAP measure, but rather to supplement such GAAP measures in order to present investors with the same information that QVC Group's management considers in assessing the results of operations and performance of its assets.

3 Executive Team Today’s presenters Bill Wafford Chief Administrative Officer & Chief Financial Officer David Rawlinson II President & Chief Executive Officer Tom Bazzone President of Cornerstone Brands

Executive summary Business overview Business overview Transformation Transformation Financial overview Financial overview

5 5-Year Business Plan Forecast ($, in M) Executive summary ▪ Cornerstone Brands (CBI) is a portfolio of four direct-to-consumer home and apparel brands. We compete in a $300B fragmented market. We have a fleet of 34 stores, an internally staffed phone sales/service team and websites across our four brands 1 2 3 4 5 CBI Revenue ($, in M) CBI OIBDA & Margin ($, in M) 1,313 1,165 1,040 930 940 950 978 1,008 2022 2023 2024 2025 2026 2027 2028 2029 -11% -11% -11% 1% 1% 3% 3% 78 67 36 15 30 33 35 42 2022 6% 2023 3% 2% 2025 3% 2026 4% 2027 4% 4% 2024 2028 2029 6% -14% -46% -58% +102% +10% +6% +20% ▪ Revenue and OIBDA are expected to improve starting in 2025 as we embark on the phase 2 of our turnaround initiatives. One year into our transformation, we have adopted new ways of working to achieve growth via CBI strategy 3.0

Cornerstone Brands (CBI) overview

Cornerstone serves a differentiated customer niche

- Cornerstone Brands (CBI) is a portfolio of four direct-to-consumer home and apparel brands
  - Ballard Designs, Frontgate, Grandin Road ("Home" brands; combine for 82% of revenue), and Garnet Hill ("Apparel"; 18% of revenue)
  - Home brands offer indoor and outdoor furnishings
- The segment is a complementary, yet a largely independent part of QVCG
- CBI sells through 34[3,4] retail stores across the United States and their websites
  - A key touchpoint in the customer journey are curated catalogues distributed to consumers with an annual circulation of 93M
  - IT Apps & Infrastructure are the main use of Capex
  - Sales are mostly done at point of purchase, resulting in limited accounts receivable
- Recent results have suffered from a cyclically depressed housing market
  - CBI still maintained OIBDA profitability
- Building on the execution experience from Athens, CBI is currently undergoing an operational restructuring focused on cross-brand commerce, improved sourcing, call center optimization, and marketing overhaul

CBI Financial Summary ($, in M)

Brands	Stores[3]
FRONTGATE	7
BALLARD DESIGNS	25
grandinroad	4
Garnet Hill	2
Cornerstone Brands, Inc.	34[4]

Notes:
1. 12-month active file of customers.
2. YTD through Q2'25.
3. As of August 25, Including outlet stores.
4. Grandin Road's 4 outlets share space/location with the Frontgate outlets.

6

CBI revenue vs. housing market

CBI revenue ($, in M) **vs. U.S. Homes sold** (In units)



140
80
40
0
CBI Revenue ($M)
650,000
500,000
400,000
300,000
0
Numbers of homes sold
2022
2023
2024
2025
CBI Revenue ($, in M)
Homes Sold

Comments

- CBI sales typically follow the US housing market - fewer home sales mean weaker furniture demand
- Revenue projected to decline 11% in FY25 on lower shipments and softness in home segment
- Some improvement in housing expected in 2026, supporting sales growth and OIBDA margin improvement
- CBI is expected to align strategy with broader macro trends

Source: Redfin Monthly Housing Market Data.

7

Executive summary Executive summary Business overview Transformation Transformation Financial overview Financial overview

9 The evolution of Cornerstone Brands 1996 Initial TravelSmith Investment Ballard Designs, Garnet Hill & Territory Ahead Acquired 1995 Cornerstone Brands Founded Frontgate Acquired 1999 CBI West Chester Facility Opened 2017 Cornerstone Brands Acquired by Liberty Interactive / Qurate Retail (29-Dec) 1998 Smith+Noble Acquired 2005 Improvements Acquired from HSN Cornerstone Brands Acquired by IAC 2004 Acquisition of TravelSmith Completed 2015 Ballard Designs Retail Expansion Commenced 2008 HSN & Cornerstone Brands Spin-off from IAC to Form HSNi 2018 Improvements Transitioned Back to HSN 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 Today 2012 Territory Ahead and Smith+Noble Divested Chasing Fireflies Acquired 2003 Grandin Road Launched 2016 Chasing Fireflies and TravelSmith Divested 2021 Peak Sales & Profit Corporate Events Acquisitions and Launches Divestitures and Closures 2025 Transforming to WIN BUSINESS OVERVIEW

10 Different styles of brands CBI Portfolio Brands Home brand Home brand Home brand Home & apparel brand Current platform Luxury for Real Life • Livable, worry-free spaces • Sophisticated not pretentious • Enabling connection as luxury, e.g., the space to host, have overnight guests, parties, etc. and make it look effortless • Spaces to relax & have fun Tradition for Modern Life • Creative, one-of-a-kind spaces • Sophisticated contrast of color, pattern, material, finish, etc. • Mix of vintage and modern • Comfortable & inviting Welcome to the Joy of Home • Full of joyful personality, rooted in the seasons and holidays • Sturdy essentials that last • Comfortable, classic, and versatile styling • Strive to be the best value for your money Modern Heritage • Modern take on country living, less rustic more refined • Nostalgia for warmth & comfort of classic country life, but streamlined & clutter-free • Artful style inspired by Nature Competitors BUSINESS OVERVIEW

11 Each brand has different focuses to compliment each other Complimentary product offering across the brands Note: 1. LTM Oct’25 2. Softgoods and textiles include materials and fabric-based products, excluding apparel. 17% 15% 19% 30% 23% 47% 8% 23% 1% 33% 22% 64% 40% 9% 10% 31% 6% 6% 8% 64% 12% Total Frontgate 2% Ballard Designs 4% Grandin Road 3% Garnet Hill 2% 2% Apparel Flooring Holiday/seasonal Indoor décor and furniture Outdoor décor and furniture Softgoods and textiles BUSINESS OVERVIEW

BUSINESS OVERVIEW

Our retail store network

Significant revenue upside from potential store and market expansion

Current footprint


Franconia, NH
Butler County, OH
Warren County, OH
Phoenix, AZ
Legend
Ballard Designs
Frontgate
Garnet Hill
Grandin Road
Distribution Center

Ballard Designs:
25 Current Locations[2]



Expanding on proven concepts of full-line stores and Design Studios based on market

Frontgate:
7 Current Locations[2]


FRONTGATE

Opened new retail experience concepts in Dallas, TX (11/23) and Columbus, OH (3/24)

Garnet Hill:
2 Current Location[2]


Garnet Hill

Opened first retail concept in January 2024 in Dedham, MA

~$3.6M Store average Gross Demand[3]

Notes:
1. Grandin Road's 4 outlets share space/location with the Frontgate outlets. Ballard's 2 outlets locations have the same location as Frontgate/Grandin Road.
2. Figures represent LTM as of September 2025. Includes outlets.
3. Excludes outlets.

12

13 Targeting the middle-aged demographic with high earnings 67% of customers are 35-64 years old 65% of customers are 35-64 years old 49% of customers are 35-64 years old 58% of customers are 35-64 years old -17.6% Demographic profile Customer file 12-month customer file1 (in thousands) 0 50 100 150 Ballard Frontgate Grandin Road Garnet Hill Note: 1. As of October 2025. New customer YTD1 (in thousands) 0 200 400 600 Ballard Frontgate Grandin Road Garnet Hill BUSINESS OVERVIEW

Executive summary Executive summary Business overview Business overview Transformation Financial overview Financial overview

15 0 - 200 bps 0 - 200 bps 0 - 100 bps 0 - 100 bps CBI 3.0 strategy update Product margin improvement ▪ Tariff mitigation strategies; selectively moving country of origin, cost engineering of product, and leveraging portfolio scale, to lower product cost ▪ Leveraging technology to increase speed to market for our excusive product designs, enabling first mover advantage pricing ▪ Leveraging AI tool to set retail prices and promotions to optimize gross margin dollar generation Cost to serve ▪ Modifications to high velocity picking process and racking infrastructure resulting in $1M of payroll savings annually Marketing efficiency ▪ Building centralized marketing and ecommerce team to get cost and learnings leverage across the business ▪ Leveraging AI to help with Media Mix Modeling on digital spend ▪ Testing into optimal use of high-cost print marketing programs Store operating leverage ▪ Train and lead a results driven sales organization with focus on design services online, in-store and in-home ▪ Re-merchandise store to balance high velocity attraction items with powerful assortments of key furniture categories ▪ Exit high cost, low traffic mall locations in favor of neighborhoods and lifestyle centers Four focus areas for Cornerstone performance improvement TRANSFORMATION

16 Details Product margin ▪ Focus on total lowest landed product cost — Being more cost engineering work: Aggregate purchasing at CBI level to increase leverage — Considering centralizing sourcing for better plan and inventory flow — Reducing impact of "misses" in assortment through a thoughtful evolution of country-of-origin selection ▪ Strategic about price — Setting retail prices leveraging AI — Reducing "site wide" discounts and leveraging more "up to" messaging — Sharpening focus on features and benefits rather than leading with discount — Leveraging elasticity models to set optimum discounts Lower cost to serve ▪ More efficient pick process improvement for high velocity SKUs ▪ Focusing on inventory productivity and optimize network facilities Marketing efficiency ▪ Moving to centralized marketing team — Adoption of best practices ▪ Agency / vendor consolidation will yield savings — Leveraging procurement team to negotiate ▪ Allowing for investment in areas not every brand could afford — Consumer insights and CRM, retail marketing, business development and program management (PLCC) Store performance improvement ▪ Assortment: Improving overall assortment by style, breadth, and channel mix to better align with customer preferences ▪ Layout, visuals, and experience: Piloting store changes to layout, visuals and experience based on findings to improve in-store conversion and appeal to a broader audience ▪ Store specifics: Conducting targeted designs for bottom performing stores ▪ Circulations, eCommerce, and traffic: Increasing circulations and digital spend in targeted RTAs ▪ Fulfilment: Enhancing in-home fulfillment through white glove service to improve conversion across channels ▪ Location and proximity: Optimizing store locations based on market data to improve store traffic, and therefore overall demand for stores Productivity improvement ▪ Social selling: Leveraging from QVC experience and expertise ▪ Continued categorical expansion and key item focus CBI 3.0 key focus TRANSFORMATION

Executive summary Executive summary Business overview Business overview Transformation Transformation Financial overview

18 CBI summary 970 901 1,070 1,238 1,313 1,165 1,040 930 940 950 978 1,008 21 137 78 67 36 2% 15 30 33 35 42 2018A 4% 2019A 9% 2020A 11% 2021A 6% 2022A 6% 2023A 3% 2024A 2% 2025E 3% 2026E 4% 2027E 2028E 2029E 33 4% 4% 94 Revenue OIBDA OIBDA Margin CBI financials trend ($, in M) FINANCIAL OVERVIEW

19 Recent financial performance FINANCIAL OVERVIEW Comments • Recent CBI performance has shown signs of stabilization, despite on-going headwinds in the housing environment (low inventory, high interest) • Although YTD revenue is down -10% September and October 2025 revenue is down 7% and 10% vs. 2024, respectively • Due to on-going CBI 3.0 measures SG&A has improved by 317 and 396 basis points in September and October 2025 vs. prior year • OIBDA has improved by 81 and 16 basis in September and October 2025 vs. prior year Net Revenue Monthly YoY change -15.0% Jan-25 -20.0% Feb-25 -6.0% Mar-25 -8.7% Apr-25 -7.4% May-25 -7.3% Jun-25 -7.1% Jul-25 -12.0% Aug-25 -6.6% Sep-25 Net Revenue (% Change) Trendline

20 CBI consolidated financials forecast ($, in M) 2025E Net Revenue $930 2026E 2027E 2028E $940 $950 $978 Gross Profit 374 388 397 412 % Gross Margin 40.2% 41.2% 41.8% 42.1% Operating Expenses 38 38 38 39 % Net Revenue 4.1% 4.0% 4.0% 4.0% Marketing 162 167 172 179 % Net Revenue 17.4% 17.8% 18.1% 18.3% SG&A 158 152 154 158 % Net Revenue 17.0% 16.2% 16.2% 16.2% OIBDA $15 $30 $33 $35 % OIBDA Margin 1.6% 3.2% 3.5% 3.6% 2029E $1,008 435 43.1% 41 4.0% 188 18.6% 164 16.3% $42 4.2% YoY % (10.6%) 1.1% 1.0% 3.0% 3.0% FINANCIAL OVERVIEW

21 CBI consolidated cash flow ($, in M) 2025E 2026E 2027E 2028E 2029E OIBDA $15 $30 $33 $35 $42 (-) Cash paid for taxes 1 (12) (3) (7) (7) (8) (-) Capex (23) (20) (23) (24) (25) (+/-) Change in W/C (22) (45) (1) (3) 3 Free Cash Flow Available for Debt Service ($42) ($37) $2 $1 $12 Note: 1. Preliminary cash tax estimate from Company. Subject to material change based on potential transaction structures, capital structure modifications, or revisions to profitability estimates. FINANCIAL OVERVIEW

Thank you!

April 2025 Cornerstone Brands, Inc. Cleansing Package

2 DRAFT - SUBJECT TO MATERIAL CHANGES SUBJECT TO FRE 408 AND EQUIVALENTS HIGHLY CONFIDENTIAL CBI Financial Statement Selected Metrics Income Statement FY 2025 Actuals in $(000s) Net Revenue $937,782 Gross Profit $378,311 Operating Expenses $38,365 SG&A $324,189 Total OIBDA (incl. Indirects ) $15,757 Operating Income $(26,429) Net income/(loss) $(22,479) Balance Sheet FY 2025 Actuals in $(000s) Cash and Cash Equivalents $101,199 Total Current Assets $277,769 Total Net Property and Equipment $85,140 Total Other Assets $131,248 Total Assets $494,156 Total Current Liabilities $122,246 Total Long Term Debt $107,169 Total Liabilities $229,415 Cash Flow FY 2025 Actuals in $(000s) Cash Flow from Operating Activities $(11,506) Cash Flow from Investing Activities $(22,450) Free Cash Flow $(33,956)

3 DRAFT - SUBJECT TO MATERIAL CHANGES SUBJECT TO FRE 408 AND EQUIVALENTS HIGHLY CONFIDENTIAL CBI Income Statement Selected Metrics $ in 000s Actuals Actuals Actuals Actuals Forecast Total 2022 2023 2024 2025 2026 Net Revenue $1,312,744 $1,165,278 $1,039,725 $937,782 $940,421 Gross Profit $463,280 $447,968 $421,080 $378,311 $387,895 FY 2025 Actuals in $(000s) Marketing costs $163,349 Bad debt $2,844 Total Fixed $157,996 SG&A $324,189 10% 77% 13% Call Center Digital Stores CBI Demand Sales by Channel in 2025

4 DRAFT - SUBJECT TO MATERIAL CHANGES SUBJECT TO FRE 408 AND EQUIVALENTS HIGHLY CONFIDENTIAL CBI Summary of 2025 Tariff Duties CBI TTM (Dec. 2025) Merchandise Spend by Country Country Vendor Spend (TTM Dec. 2025) in $(000s) USA $105,124 CHINA 53,447 INDIA 34,318 INDONESIA 23,766 VIETNAM 17,131 TURKEY 10,941 TAIWAN 8,755 PORTUGAL 6,300 PHILIPPINES 5,675 PERU 3,497 Other 11,470 Total $280,424 Entered Value Total Duty Effective Duty Rate % of Entries Impacted Lines Total $195,435,825 $37,542,854 19% 100% 54,257

5 DRAFT - SUBJECT TO MATERIAL CHANGES SUBJECT TO FRE 408 AND EQUIVALENTS HIGHLY CONFIDENTIAL 2+10 outlook Cash return of credit card processor reserve Return of trade terms No IEEPA fentanyl / reciprocal tariffs 3% revenue degradation on 2+10 Scenario 1 Scenario 2 Scenario 3 Scenario overview Scenario 1 ▪ 2+10 outlook for FY26, plus contracted trade terms ▪ Assumes Supreme Court disallowance of the IEEPA fentanyl / reciprocal - related tariffs remains in place and no new tariffs ▪ CBI’s primary credit card processor is in the process of holding $15M in funds. This scenario anticipates the return of this processor reserve over 15 weeks beginning in August 2026 ▪ Trade terms assume to normalize in August 2026 Scenario 2 (same as Scenario 1 plus) ▪ No return of the processor reserve (per contractual terms, there is no set date the reserve needs to be returned) ▪ Trade terms assume to normalize over August 2026 through September 2026 Scenario 3 (same as Scenario 1 plus) ▪ 2+10 outlook for FY26 with impact of 3% revenue decline, offset by certain variable costs ▪ Tariff burden is consistent with the original FY26 budget (prior to the Supreme Court ruling on IEEPA tariffs) beginning July 2026 CBI Funding Analysis Cleansing Materials – March 20, 2026

6 DRAFT - SUBJECT TO MATERIAL CHANGES SUBJECT TO FRE 408 AND EQUIVALENTS HIGHLY CONFIDENTIAL Dec-26 In Scenario 1, cash is forecasted to increase from current levels by year-end 50 42 53 44 36 0 20 40 60 80 100 48 03/26 04/26 53 44 05/26 58 48 06/26 34 07/26 31 26 08/26 45 33 09/26 57 44 34 10/26 85 71 60 11/26 94 79 67 12/26 40 Scenario comparison ($ in M) 1. Scenario 3 contains the following: • 3% revenue decline offset by direct variable costs including product COGS, outbound freight, credit card fees and misc. other COGS • Tariff increase to amounts prior to the Supreme Court ruling 2. $7.9M of processor reserves was held in February, with an additional $6.6M expected to be held in March. There is also ~$8M total of trade contraction embedded in March and April. The Company has experienced recent tightening of trade terms with certain merchandise vendors. 3. CBI paid $37.5M total customs in FY25 on $195M of merchandise, representing an effective rate of 19%. Scenario 1 Scenario 2 Scenario 3 $40M cash Jul-26 Notes Post-emergence Scenario 1 Scenario 2 Scenario 31 Cash at 7/31 $44M $44M $34M Cash from operations $27M $27M $10M Processor reserve return2 $15M — $15M Return of trade terms2 $8M $8M $8M Cash at 12/31 $94M $79M $67M Scenario bridge CBI Funding Analysis Cleansing Materials – March 20, 2026

7 DRAFT - SUBJECT TO MATERIAL CHANGES SUBJECT TO FRE 408 AND EQUIVALENTS HIGHLY CONFIDENTIAL In Scenario 1, FY26 cash is neutral; In Scenario 3, CBI would burn $29M in FY26 driven by tariff escalation and rev. decline Filing -> Chapter 11 <- Exit ($ in 000s) Mar-26 Apr-26 May-26 Jun-26 Jul-26 Aug-26 Sep-26 Oct-26 Nov-26 Dec-26 OIBDA per 10+2 budget 2,877 1,491 9,670 4,881 (2,105) (1,524) 10,677 1,709 12,212 1,251 (-) Cash taxes - (3,065) - - - - - - - (1,500) (-) Capex (1,692) (2,115) (1,692) (1,692) (2,115) (1,692) (1,692) (2,115) (1,692) (2,115) Change in WC (9,825) (5,917) 5,338 1,982 (9,175) (3,271) (1,235) 8 16,190 11,049 Total operating cash flow (8,641) (9,607) 13,316 5,171 (13,395) (6,487) 7,749 (399) 26,710 8,685 Payment processor holdback (6,600) - - - - 4,281 4,143 4,281 1,795 - Professional fees (590) (340) (190) (190) (190) - - - - - Net Cash Flow (15,831) (9,947) 13,126 4,981 (13,585) (2,206) 11,892 3,882 28,506 8,685 Beginning Unrestricted Cash 66,518 50,437 40,240 53,116 57,847 44,012 41,556 53,198 56,830 85,086 Net Cash Flow (15,831) (9,947) 13,126 4,981 (13,585) (2,206) 11,892 3,882 28,506 8,685 Net Intercompany (250) (250) (250) (250) (250) (250) (250) (250) (250) (250) Ending Cash 50,437 40,240 53,116 57,847 44,012 41,556 53,198 56,830 85,086 93,520 Filing -> Chapter 11 <- Exit ($ in 000s) Mar-26 Apr-26 May-26 Jun-26 Jul-26 Aug-26 Sep-26 Oct-26 Nov-26 Dec-26 OIBDA per 10+2 budget, sensitized 2,790 1,446 9,380 4,735 (2,042) (1,478) 10,357 1,658 11,846 1,214 (-) Cash taxes - (3,065) - - - - - - - (1,500) (-) Capex (1,692) (2,115) (1,692) (1,692) (2,115) (1,692) (1,692) (2,115) (1,692) (2,115) Change in WC (12,032) (8,096) 1,142 1,067 (9,449) (8,766) (5,490) (2,239) 14,000 9,586 Total operating cash flow (10,934) (11,830) 8,830 4,109 (13,606) (11,936) 3,174 (2,697) 24,154 7,185 Payment processor holdback (6,600) - - - - 4,281 4,143 4,281 1,795 - Professional fees (590) (340) (190) (190) (190) - - - - - Net Cash Flow (18,124) (12,170) 8,640 3,919 (13,796) (7,655) 7,317 1,584 25,949 7,185 Beginning Unrestricted Cash 66,518 48,144 35,724 44,113 47,783 33,736 25,831 32,899 34,233 59,932 Net Cash Flow (18,124) (12,170) 8,640 3,919 (13,796) (7,655) 7,317 1,584 25,949 7,185 Net Intercompany (250) (250) (250) (250) (250) (250) (250) (250) (250) (250) Ending Cash 48,144 35,724 44,113 47,783 33,736 25,831 32,899 34,233 59,932 66,867 Scenario 3 ($ in M) Scenario 1 ($ in M) CBI Funding Analysis Cleansing Materials – March 20, 2026

1 FY26-FY29 CBI Pro-forma Business Plan B. The COGs related separation impact is largely driven by an assumed pricing impact on freight costs with CBI moving from the QVC enterprise pricing construct to that of a comparatively smaller standalone business at the existing contract’s expiration in 2027 E. Baseline SG&A incorporates costs attributed to the Management Fee charged by QxH for various corporate services and support across different SG&A departments. The Management Fee would be eliminated in H2 2026 as new staff are retained and services are now contracted by CBI that were previously obtained through QxH F. The impact of a separation on CBI’s SG&A costs includes the addition of incremental staff and third- party service costs to replace functions currently provided by QxH, with a corresponding elimination of the Management Fee. Also assumed are increases in costs relative to current pricing of shared global services currently obtained through QVC. Notes: • Year-over-year cost escalation is aligned with the assumptions in the business plan • TSA fees assumed to be the same costs as existing shared service allocation, so no incremental cost added • No fees for the board of directors are assumed • One-time costs are estimated at $607,000, which occur in 2026 General Assumptions CBI Separation Analysis Cleansing Materials – January 21, 2026

1 Key assumptions • Assumes a four-month prepackaged case including all domestic entities • Reflects Company term sheet dated March 1, 2026 – $750M RCF upon emergence (undrawn) at SOFR + [300bp - placeholder]; $1B Exit Secured Note at 7.0% • Emergence cash includes: $350M QVC, Inc. plus $83M reserved for updated cash taxes (post-emergence cash tax estimates are still subjected to review and change pending ongoing PWC analysis; $83M excludes $62.5M of cash taxes owed in second half of 2026 payable in Sep and Dec) • Assumes $100M cash collateralized LC facility that is used for (1) RCF LCs expiring between now and the assumed filing date (2) New LC needs between now and assumed filing date to support factors and vendors. Issuing bank requires $150M relationship deposit, with required balance reductions beginning after 6 months Notes: • Total outstanding LCs as of 3/31/26 filing are [$289M] • No assumption of any refunds with respect to recent tariff payments. Company has paid ~$123M in customs from January 2025 to February 2026, where the company was the importer of record • Prior to potential distributions, QxH and QI, LINTA and QVCG cash on hand at emergence is projected to be $878M, $63M, and $209M, respectively • As of year-end 2025, QxH had $752.9M and $621.9M of net A/R and inventory, respectively • In January 2026, aggregate QxH, QVC Japan, Germany and UK sale collections totaled $648M QVC, Inc. four-month prepack scenario Filing -> Chapter 11 <- Exit ($ in 000s) Mar-26 Apr-26 May-26 Jun-26 Jul-26 Aug-26 Sep-26 Oct-26 Nov-26 Dec-26 Jan-27 OIBDA per FY26 Budget 29,872 33,508 40,252 40,098 22,040 34,164 43,535 34,730 24,122 34,807 15,208 Cash flow items (20,748) (32,300) (14,488) (23,368) (17,511) (7,251) (80,323) (7,721) (9,006) (44,043) (11,866) Net change in WC 67,228 249,012 89,630 (16,470) 8,485 39,485 (13,971) 8,108 52,985 (51,862) (15,864) Prepetition-related operating disb. - (195,546) (60,139) - (170,367) - - - - - - Total operating cash flow 76,352 54,673 55,255 260 (157,353) 66,398 (50,759) 35,118 68,101 (61,098) (12,521) One-time items (365,872) (2,500) (4,502) (6,188) (491,904) - (645) - - (645) - Net Cash Flow (289,520) 52,173 50,753 (5,928) (649,256) 66,398 (51,405) 35,118 68,101 (61,744) (12,521) Beginning Unrestricted Cash 974,543 646,444 699,867 751,870 747,192 258,000 320,872 265,048 279,372 343,935 381,586 Net Cash Flow (289,520) 52,173 50,753 (5,928) (649,256) 66,398 (51,405) 35,118 68,101 (61,744) (12,521) Net Intercompany (3,750) 1,250 1,250 1,250 160,064 (3,250) (3,250) (3,250) (3,250) 99,683 (3,250) Remaining Debt Service (34,830) - - - - (275) (1,169) (17,544) (288) (288) (17,913) QxH, ending cash 646,444 699,867 751,870 747,192 258,000 320,872 265,048 279,372 343,935 381,586 347,901 QI cash, ending cash 352,706 353,016 356,773 343,393 175,000 163,165 158,023 170,410 201,841 175,000 179,698 QVC, Inc., ending cash 999,150 1,052,883 1,108,643 1,090,585 433,000 484,037 423,071 449,782 545,776 556,586 527,599 Beginning restricted cash 88,625 339,364 339,364 339,364 339,364 339,364 339,364 289,364 289,364 289,364 LC cash collateralization 100,739 - - - - - - - - - Cash collateralization bank deposit 150,000 - - - - - (50,000) - - (50,000) Ending restricted cash 339,364 339,364 339,364 339,364 339,364 339,364 289,364 289,364 289,364 239,364 QVC Funding Analysis Cleansing Materials – March 12, 2026

© 2025 Kirkland & Ellis LLP. All rights reserved. ATTORNEY WORK PRODUCT PRIVILEGED AND CONFIDENTIAL LINTA Note/Exchangeable Diligence PROPOSED CLEANSING MATERIALS November 26, 2025 THESE MATERIALS ARE BEING TRANSMITTED PURUSANT TO APPLICABLE NDAS AS PROPOSED CLEANSING MATERIALS. UNTIL THESE MATERIALS ARE DISCLOSED PURSUANT TO SUCH NDAS, THESE MATERIALS CONSTITUTE CONFIDENTIAL INFORMATION. THE DISINTERESTED DIRECTORS AND MANAGERS OF EACH OF QVC GROUP, INC., QVC, INC., LIBERTY INTERACTIVE LLC, AND QRI CORNERSTONE, INC., IN CONSULTATION WITH THEIR INDEPENDENT ADVISORS, ARE SEPARATELY REVIEWING THE FACTS UNDERLYING THESE MATERIALS AND WILL EACH REPRESENT THEIR RESPECTIVE COMPANY ENTITY IN ANY NEGOTIATIONS REGARDING ANY ACTUAL CONFLICTS MATTERS. THE DISINTERESTED DIRECTORS AND MANAGERS OF EACH OF THE ENTITES RESERVE ALL RIGHTS IN CONNECTION WITH THE TREATMENT OF ANY INTERCOMPANY CLAIMS AS WELL AS WHICH ESTATES MAY BE LIABLE FOR AND/OR COMPROMISE SUCH CLAIMS. TAX MODELING AND ANALYSIS REMAIN ONGOING. THIS ANALYSIS REMAINS SUBJECT TO REVISION IN ALL RESPECTS TO ACCOUNT FOR THE ULTIMATE RESULTS OF SUCH TAX ANALYSIS.

Cash Tax Exposure on Exchangeable Notes The Company is currently of the view that the discharge of the Exchangeable Notes pursuant to a Title 11 case is not expected to give rise to a cash tax liability. However, if it were ultimately determined that a cash tax liability were to be incurred in connection with the discharge of the Exchangeable Notes pursuant to such a Title 11 case, such cash tax liability (calculated as of [9/30/25]) is estimated to be approximately $1 billion. This estimate of such cash tax liability (i) is based on certain assumptions regarding the number of outstanding bonds and other items as of such date, (ii) takes into account the availability of certain interest deduction carryforwards, and (iii) is calculated without respect to any penalties, interest, or other additions to tax. Tax Assets The Company does not have material U.S. federal income tax attributes other than a carryforward of excess interest expense under Section 163(j) of the Code which is estimated to be $1,081,258,461 as of 9/30/2025. PROPOSED CLEANSING MATERIALS

Subsidiaries QVC, INC. QVC GROUP, INC. QVC LEGAL ORGANIZATION CHART PAGE 1 QVC GROUP, INC. (QVCGA/QVCGB) 100% LIBERTY INTERACTIVE LLC LIBERTY QVC HOLDING, LLC 100% 100% 100% CORPORATION SINGLE MEMBER LLC TAXED AS A DISREGARDED ENTITY FOR U.S. TAX PURPOSES QURATE RETAIL GROUP, INC. 100% HSN, INC. (HSNI) 100% 100% 11/25/2025 The Exchangeable Notes are issued by Liberty Interactive LLC. The TSA, dated as of April 26, 2004, is between QVC, Inc. and Liberty Interactive LLC. The Assignment and Assumption Agreement, dated as of June 8, 2023, is between QVC Group, Inc. and Liberty Interactive LLC. QVC GLOBAL HOLDINGS I, INC.* As of December 29, 2020, Liberty Interactive LLC borrowed $1.825 billion from QVC Global Holdings I, Inc. through an intercompany promissory note. Subsidiaries QRI CORNERSTONE, INC. 38.14% 61.86% Subsidiaries Note: This depiction is of a simplified structure and is intended to be illustrative and is for discussion purposes only. PROPOSED CLEANSING MATERIALS

CORPORATIONS THAT ARE INCLUDED IN THE US CONSOLIDATED GROUP TAX RETURN 11/25/2025 QVC GROUP, INC. QVC, INC. QURATE RETAIL GROUP, INC. DMS DE, INC. LIBERTY ALTERNATIVE ENERGY, LLC. NSTBC INC. LIBERTY CLEAN FUELS, INC. DIAMONIQUE CANADA HOLDINGS, INC. LIBERTY CLEAN FUELS 2, LLC. ER DEVELOPMENT INTERNATIONAL, INC. LIBERTY SOLAR ENERGY, LLC. INNOVATIVE RETAILING, INC. QURATE DJCF INVESTOR, LLC. QHEALTH, INC. QURATE HCF INVESTOR, LLC. QLOCAL, INC. QURATE MCCF INVESTOR, LLC. QVC GLOBAL DDGS, INC. QURATE TCF INVESTOR, LLC. QVC INDIA, LTD. QRI CORNERSTONE, INC. QVC HK HOLDINGS, LLC. CORNERSTONE BRANDS, INC. QVC ROCKY MOUNT, INC. HSN CATALOG SERVICES, INC. QVC SHOP INTERNATIONAL, INC. THE CORNERSTONE BRANDS GROUP, INC. QVC ST. LUCIE, INC. BALLARD DESIGNS, INC. QVC GLOBAL HOLDINGS I, INC. GARNET HILL, INC. AFFILIATE INVESTMENT, INC. THE CORNERSTONE HOLDINGS GROUP, INC. AFFILIATE RELATIONS HOLDINGS, INC. CONTRACT DÉCOR, INC. AFFILIATE DISTRIBUTION & MKTG INC. FRONTGATE MARKETING, INC. AMI 2, INC. HSN, INC. ER MARKS, INC. HSN HOLDING, LLC. GC MARKS, INC. NLG MERGER CORP. IC MARKS, INC. VENTANA TELEVISION HOLDINGS, INC. QC MARKS, INC. VENTANA TELEVISION, INC. QVC CHINA, INC. QVC DELAWARE HOLDINGS, INC. QVC VENDOR DEVELOPMENT, INC. PROPOSED CLEANSING MATERIALS

Distributable cash summary assuming 4/15 filing and 8/31 emergence

Scenario A: 4.7% of professional fees allocated to LINTA
Scenario B: 12.5% of professional fees allocated to LINTA[3]

Scenario B		Sources		Uses	Note
QxH and QI cash on hand at emergence	$	1,135,953,955	$	-	1
LINTA cash on hand at emergence		54,462,871		-	
QVCG cash on hand at emergence		201,388,865		-	
QxH cash reserved for updated cash taxes		-		68,000,000	2
QxH and QI cash to the balance sheet		-		350,000,000	4
Distribution to LINTA bondholders		-		36,290,696	
Distribution to RCF holders and senior secured noteholders		-		937,514,995	3
Total sources and uses at emergence	**$**	**1,391,805,691**	**$**	**1,391,805,691**	

Notes:

1. Assumes cash collateral posted ($30.75M) is returned at emergence for distribution. Distribution subject to timing with respect to cash collateralization of DIP LCs, analysis assumes any cash posted for DIP LCs is returned to the Company and included in the distribution above. Furthermore, if there are delays to release of cash supporting LCs, it may disrupt the timing of distribution.
2. $68M is an approximate figure for tax related to restructuring to be reserved
3. Scenario A and B are consistent with the Disinterested Director Settlement Framework Proposal. This distributable cash analysis assumes for illustrative purposes only the application of Scenario B. Scenario A would reduce the distribution payment at emergence to RCF holders and senior secured noteholders by ~$16M
4. Scenario B assumes total ~$173M professional fees prepetition through the postpetition period to emergence
5. For avoidance of doubt, $350M includes all global cash excluding CBI and does not include restricted cash
6. Cash as of 4/3 is $1,029M at QxH, $335M at QI, $76M at CBI, $88M at LINTA and $203M at QVCG

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